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                                United States
                     Securities and Exchange Commission
                           Washington, D.C. 20549

                                  Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) January 7, 1999

                      Commission file number 333-40907

                       TOWN SPORTS INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)

          NEW YORK                                        13-2749906
(State or other Jurisdiction of                        (I.R.S. Employer
Incorporation or organization)                       Identification Number)

                             888 SEVENTH AVENUE
                          NEW YORK, NEW YORK 10106
                         TELEPHONE:  (212) 246-6700
             (Address, zip code, and telephone number, including
           area code, of registrants principal executive office.)


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ITEM 8.  Change in Fiscal Year

On January 7, 1999, the Company's board of directors approved a change in the Company's fiscal year end from May 31 to December 31, to be effective beginning December 31, 1998. The report on Form 10-K covering the seven months ended December 31, 1998 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.

                                 SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TOWN SPORTS INTERNATIONAL, INC.
                                      (Registrant)



DATE:  January 8, 1999              BY:  /S/ RICHARD PYLE
                                    ---------------------
                                    Richard Pyle
                                    Chief Financial Officer
                                    (principal financial and accounting officer)